

JONES APPAREL GROUP

2008 Third Quarter Earnings

October 29, 2008

Forward Looking Statements

Certain statements contained herein are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. All statements regarding the Company's expected financial position, business and financing plans are forward-looking statements. The words "believes," "expect," "plans," "intends," "anticipates" and similar expressions identify forward-looking statements. Forward-looking statements also include representations of the Company's expectations or beliefs concerning future events that involve risks and uncertainties, including:

- those associated with the effect of national and regional economic conditions;
- lowered levels of consumer spending resulting from a general economic downturn or lower levels of consumer confidence;
- the tightening of the credit markets and the Company's ability to obtain credit on satisfactory terms;
- the performance of the Company's products within the prevailing retail environment;
- customer acceptance of both new designs and newly-introduced product lines;
- the Company's reliance on a few department store groups for large portions of the Company's business;
- consolidation of the Company's retail customers;
- financial difficulties encountered by customers;
- the effects of vigorous competition in the markets in which the Company operates;
- the Company's ability to attract and retain qualified executives and other key personnel;
- the Company's reliance on independent foreign manufacturers;
- changes in the costs of raw materials, labor, advertising and transportation;
- the general inability to obtain higher wholesale prices for the Company's products that the Company has experienced for many years;
- the uncertainties of sourcing associated with an environment in which general quota has expired on apparel products (while China has agreed to safeguard quota on certain classes of apparel products through 2008, political pressure will likely continue for restraint on importation of apparel);
- the Company's ability to successfully implement new operational and financial computer systems; and
- the Company's ability to secure and protect trademarks and other intellectual property rights.

A further description of these risks and uncertainties and other important factors that could cause actual results to differ materially from the Company's expectations can be found in the Company's Annual Report on Form 10-K for the year ended December 31, 2007, including, but not limited to, the Statement Regarding Forward-Looking Disclosure and Item 1A-Risk Factors therein, and in the Company's other filings with the Securities and Exchange Commission. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, such expectations may prove to be incorrect. The Company does not undertake to publicly update or revise its forward-looking statements as a result of new information, future events or otherwise.

Strategy Overview: Committed to Enhancing our Core Brands to Deliver Value to Shareholders

- Enhance brand appeal
  - Focus on and invest in core brands, including new product initiatives
  - Emphasize design and relevance
  - Maintain consistency of quality and fit
  - Implement new concepts to support appeal of existing brands
- Grow market share
  - Sell into a varied portfolio of channels
  - Pursue licensing and private label, both domestic and international
  - Implement comprehensive e-commerce strategy
  - Return vertical retail operations to consistent profitability
- Leverage scale and relationships to maintain position as top department store resource
- Take costs out of the system
  - Identifying additional profit improvement potential
  - Commitment to operational excellence enables us to better manage during volatile times – streamlined supply chain, distribution and technology infrastructure

Jones Apparel Group is Revitalized to Take on the Tough Challenges and Create Opportunities

shoeWoo

- The Idea…. a new Multi-Branded Footwear Format Leveraging Jones Apparel Group's Strong Branded Portfolio
  - Testing a platform for potential growth in mall real estate
  - Provides for additional Jones Apparel Group brand penetration at Retail, without the expense of single-brand locations
- For the love of shoes – the new format in alignment with consumer purchase drivers
  - Assortments wins: multi-brand venues favored by shoe enthusiasts
  - Channel selection is wide-ranging: 65% of women shop at three or more channels at least once a month; 50% shop at four or more channels once a month
  - Freedom to be "disloyal" and "unfaithful": women shop as often as possible, in all stores, looking at as many brands as possible
- Nine West, Boutique 9, Bandolino, Anne Klein, Circa, Enzo, Joan & David, Sam & Libby




shoeWoo


shoeWoo

shoeWoo



Q3 2008 Performance – Consolidated

($ in millions, except per share)	Q3-2008	Q3-2007
Total Revenue	$965	$1,045
Gross Profit	$324	$346
Gross Margin	33.6%	33.2%
Operating Income	$55	$89
Income from Continuing Operations	$29	$52
Adjusted EPS	$0.34	$0.51

- Results impacted by heavily promotional retail environment
- Results impacted by bankruptcy of regional retailers totaling $4.2 million or $0.03 EPS

Amounts relate to adjusted results from continuing operations – see Appendix for reconciliation of GAAP to adjusted

Q3 2008 Performance – Segment

($ in millions)	Q3 - 2008	Q3 -2007
Revenue (including intersegment revenues) -		
Wholesale Better	$351	$367
Wholesale Jeanswear	$204	$266
Footwear & Accessories	$297	$293
Retail	$173	$177
Operating Profit (Loss) -		
Wholesale Better	$36	$46
Wholesale Jeanswear	$12	$18
Footwear & Accessories	$31	$41
Retail	($20)	($15)
Operating Margin -		
Wholesale Better	10.4%	12.5%
Wholesale Jeanswear	6.1%	6.8%
Footwear & Accessories	10.3%	14.1%
Retail	-11.5%	-8.2%

Amounts relate to adjusted results from continuing operations – see Appendix for reconciliation of GAAP to adjusted

Strong Financial Position

- Cash at quarter end: ~ $200 million
- Forecasted cash at year end: ~ $300 million
- Quarterly dividend: $0.14 per share
- Debt $3 million lower than at end of third quarter 2007
- Third Quarter 2008 Capital Expenditures: ~ $18 million

2008 Guidance

($ in millions)	Revenue	Operating Margin
Wholesale Better Apparel	$1,230 - $1,250	9.8% - 10.2%
Wholesale Jeanswear	$800 - $815	5.8% - 6.2%
Wholesale Footwear and Accessories	$1,035 - $1,050	7.3% - 7.7%
Retail	$720 - $735	(7.6%) - (6.0%)
Licensing, Other and Eliminations	($170) - ($180)	(A)
Total Company	$3,615 - $3,670	4.4% - 4.8%
Interest Expense	~$41 Million	
Equity in income of Joint Ventures	~$0.5 Million	
Effective Tax Rate	~35.3 %	
Depreciation and Amortization	~$95 Million	
Weighted Average Shares	~84 Million	
EPS	$0.93 - $0.98	
Capital Expenditures	~$73 Million	
Operating Cash Flow	$130 - $145 Million	

(A) Operating loss in Licensing, Other and Eliminations will be $35 - $40 Million

Estimated Brand Contribution to Full Year 2008


2008 Revenues
Nine West
24%
Jones New York
22%
Anne Klein
9%
Easy Spirit
7%
Gloria Vanderbilt
6%
l.e.i.
5%
Energie
4%
Bandolino
4%
Kasper
4%
Other
15%

Q3 2008 Reconciliation GAAP to Adjusted

($ in millions, except per share)

	GAAP		Elimination of Intersegment Revenues		Adjustments			Adjusted	
Q3 2008 Net Revenues									
Wholesale Better	$	351	$	47	$	-		$	304
Wholesale Jeanswear		202		1		1	(1)		202
Footwear & Accessories		297		28		-			269
Retail		173		-		-			173
Licensing, Other and Eliminations		(59)		(76)		-	(3)		17
Total Company	$	964		-	$	1		$	965
Q3 2008 Gross Profit	$	323		-	$	1	(1), (3)	$	324
Q3 2008 Operating Profit									
Wholesale Better	$	36	$	-	$	-	(2)	$	36
Wholesale Jeanswear		11		-		1	(1)		12
Footwear & Accessories		31		-		-	(3)		31
Retail		(20)		-		-	(3)		(20)
Licensing, Other and Eliminations		(6)		-		2	(3)		(4)
Total Company	$	52			$	3		$	55
Income from continuing operations	$	26	$	-	$	3		$	29
EPS from continuing operations	$	0.32	$	-	$	0.02		$	0.34

(1) Relates to the exit from certain moderate sportswear lines, denim restructuring, and other strategic review items

(2) Relates to the expenses for the closure of certain distribution facilities and other strategic review items

(3) Relates to severance and other expenses related to strategic review of operations, and certain other items

Q3 2007 Reconciliation GAAP to Adjusted

($ in millions, except per share)

	GAAP	Elimination of Intersegment Revenues	Adjustments		Adjusted
Q3 2007 Net Revenues					
Wholesale Better	$ 367	$ 47	$ -		$ 320
Wholesale Jeanswear	249	2	17	(1)	264
Footwear & Accessories	293	25	-		268
Retail	177	-	-		177
Licensing, Other and Eliminations	(58)	(74)	-		16
Total Company	$ 1,028	-	$ 17		$ 1,045
Q3 2007 Gross Profit	$ 327	-	$ 19	(1), (3)	$ 346
Q3 2007 Operating Profit					
Wholesale Better	$ 45	$ -	$ 1	(2)	$ 46
Wholesale Jeanswear	(10)	-	28	(1)	18
Footwear & Accessories	41	-	-	(3)	41
Retail	(15)	-	-	(3)	(15)
Licensing, Other and Eliminations	(32)	-	31	(4)	(1)
Losses on assets held for sale	30	-	(30)		-
Total Company	$ 59		$ 30		$ 89
Income (loss) from continuing operations	$ 138	$ -	$ (86)		$ 52
EPS from continuing operations	$ 1.37	$ -	$ (0.86)		$ 0.51

(1) Relates to the exit from certain moderate sportswear lines, denim restructuring, and other strategic review items

(2) Relates to the expenses for the closure of certain distribution facilities and other strategic review items

(3) Relates to severance and other expenses related to strategic review of operations, and certain other items

(4) Relates to the impairment of trademarks and certain other items